Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

Confidential

27 November 2012

Sun Line Industrial Limited

Room 1 21/F

Aitken Vanson Centre

61 Hoi Yuen Road

Kwun Tong

Kowloon

Attention: Mr. Sze-To Kin Sun

Dear Sirs,

BANKING FACILITIES

With reference to our recent discussions, we, Hang Seng Bank Limited (the "Bank") have reviewed your banking facilities and are pleased to offer the following revised banking facility/ facilities (the "Facilities") to the borrower(s) specified below (the "Borrower").

The Facilities will be made available on the terms and conditions set out in this letter and the Standard Terms and Conditions for Banking Facilities attached and upon satisfactory completion of the security specified below.

The Facilities are subject to review at any time and in any event by 30 April 2013 and also subject to our overriding right of repayment on demand, including the right to call for cash cover on demand for prospective and contingent liabilities. The Bank shall have an unrestricted discretion to cancel or suspend, or determine whether or not to permit drawings in relation to, the Facilities.

1.	Borrower

Sun Line Industrial Limited

Allied Sun Corporation Limited

Broadway Industrial Holdings Limited

Broadway Precision Technology Limited

Sun Line Precision Limited

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

2.	Facilities and Limits

(i)	Facilities available to Allied Sun Corporation Limited, Broadway Industrial Holdings Limited, Broadway Precision Technology Limited, Sun Line Industrial Limited and Sun Line Precision Limited ("Borrowing Group I")

Combine Limit	HKD50,000,000

Overdraft (OD1)	(HKD1,000,000)

Overdraft (OD2)	(HKD1,000,000)

Overdraft (OD3)	(HKD1,000,000)

Overdraft (OD4)	(HKD1,000,000)

Overdraft (OD5)	(HKD1,000,000)

Revolving Loan Facility (RLN)	(HKD10,000,000)

Documentary Credits (DC)	(HKD50,000,000)

- Trust Receipt (TR)	[(HKD50,000,000)]

Import Trade Loans (ITL)	(HKD50,000,000)

Treasury Product(s) Facility (ERL1)	USD8,840,000 (Notional Limit)

Total	HKD50,000,000

USD8,840,000

(ii)	Facilities available to Broadway Industrial Holdings Limited and Sun Line Industrial Limited ("Borrowing Group II")

Term Loan Facility (TL1)	HKD20,000,000 *

Total	HKD20,000,000

(iii)	Facilities available to Broadway Precision Technology Limited and Sun Line Precision Limited ("Borrowing Group III")

Treasury Product(s) Facility (ERL2)	HKD40,000,000 (Notional Limit)

Term Loan Facility (TL2)	HKD20,000,000 #

Total	HKD60,000,000

2

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

Grand Total	HKD130,000,000

USD8,840,000

Note:

(a)	The aggregate outstanding under OD1, OD2, OD3, OD4, OD5, RLN, TR and ITL facilities shall not at any time exceed HKD50,000,000.
(b)	The aggregate outstanding under OD1, OD2, OD3, OD4 and OD5 facilities shall not at any time exceed HKD1,000,000.
(c)	The aggregate outstanding of all sub-limits shall not at any time exceed the Facility Limit of that Facility and the Total Facility Limit.
*	TL1 facility will be cancelled upon the drawdown of TL2 facility.
#	Drawdown of TL2 facility is only for repayment of the outstanding balance of TL1 facility.

3.	Facilities and Conditions

Overdraft Facility (OD1) (For Borrowing Group I)	:	Account No.: XXXXXXXX of Sun Line Industrial Limited Interest: 0.25% per annum over BLR on daily balances, payable monthly in arrears. Interest on Unauthorized Overdraft: 8% per annum over BLR

Overdraft Facility (OD2) (For Borrowing Group I)	:	Account No.: XXXXXXXX of Allied Sun Corporation Limited Interest: 0.25% per annum over BLR on daily balances, payable monthly in arrears. Interest on Unauthorized Overdraft: 8% per annum over BLR

Overdraft Facility (OD3) (For Borrowing Group I)	:	Account No.: XXXXXXXX of Sun Line Precision Limited Interest: 0.25% per annum over BLR on daily balances, payable monthly in arrears. Interest on Unauthorized Overdraft: 8% per annum over BLR

Overdraft Facility (OD4) (For Borrowing Group I)	:	Account No.: XXXXXXXX of Broadway Industrial Holdings Limited Interest: 0.25% per annum over BLR on daily balances, payable monthly in arrears.

3

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

Interest on Unauthorized Overdraft: 8% per annum over BLR

Overdraft Facility (OD5) (For Borrowing Group I)	:

Account No.: XXXXXXXX of Broadway Precision Technology Limited

Interest: 0.25% per annum over BLR on daily balances, payable monthly in arrears.

Interest on Unauthorized Overdraft: 8% per annum over BLR

Revolving Loan Facility (For Borrowing Group I)	:

Facility Amount: HKD10,000,000

Drawdown: Drawdown can be made in HKD, subject to availability as determined at the Bank's discretion. For any drawdown, the Borrower shall give the Bank one Business Day prior written notice.

In a minimum amount of HKD1,000,000 and an integral multiple of HKD1,000,000.

Availability Period: Subject to the Bank's periodic review.

Interest Rate and Payment: 2% per annum over HIBOR or the Bank's Cost of Funds, whichever is higher, payable at the end of each interest period or quarterly in arrears if 6 months period is selected. The Borrower may select an interest period which shall be 1/2/3/6 Month(s).

Repayment: Each loan shall be repayable on the maturity date of such loan drawdown unless the Bank allows for a rollover.

Prepayment: Voluntary prepayment is not permitted during an interest period.

Documentary Credits (For Borrowing Group I)	:	For issuance of documentary credits for the account of the Borrower in favour of third parties and covering import of goods in the ways acceptable to the Bank and/or acceptance of bills drawn thereunder.

4

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

Trust Receipt (For Borrowing Group I)	:	For trust receipt facility relating to goods imported and financed under the Bank's documentary credits issued for the account of the Borrower with tenor up to 120 days less any usance/credit periods granted by the suppliers of the Borrower.

Import Trade Loans (For Borrowing Group I)	:	For extension of trade loans to finance the Borrower's import of goods as evidenced by its suppliers' invoices and any other relevant documents as required. The availability of any particular trade loan will be subject to such conditions as the Bank may decide from time to time with tenor up to 120 days.

Condition(s):
(i) The total tenor of the ITL facility shall be 180 days minus the invoices date but not exceed 120 days.
(ii) The Borrower shall provide to the Bank certified copies of monthly statement from the vendors for the drawdown of the ITL facility.

For TR and ITL facilities	:

Interest:

On aggregate amount up to HKD25,000,000 – 1.25% per annum over HIBOR or the Bank's Cost of Funds, whichever is higher for HKD loan and 1.25% per annum over LIBOR or the Bank's Cost of Funds, whichever is higher for Foreign Currency loan.

On aggregate amount over HKD25,000,000 but not exceeding HKD50,000,000 – 1.75% per annum over HIBOR or the Bank's Cost of Funds, whichever is higher for HKD loan and 1.75% per annum over LIBOR of the Bank's Cost of Funds, whichever is higher for Foreign Currency loan.

Treasury Product(s) Facility (ERL1) (For Borrowing Group I)	:

Product: Forward Exchange/Option

Notional Amount: USD8,840,000

Terms and Conditions:

All transactions are subject to the terms of an ISDA Master Agreement between the Borrower and the Bank.

The Bank reserves the right at its absolute discretion to decide whether or not this facility may be utilised in any particular instance, to specify conditions on which it may be utilised and the terms of any individual transaction.

5

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

Treasury Product(s) facilities remain subject to the Bank's overriding right to call for cash cover on demand if in the Bank's view a negative foreign exchange position requires such cover. Further, the Bank may close out any or all of the Borrower's outstanding forward foreign exchange contracts and demand settlement of the balance due.

In consideration of the Bank's provision of / transacting the Products to / with the Borrower, Borrower hereby undertakes to the Bank that the Borrower's engagement of the Products with the Bank are for genuine hedging purpose and will not constitute over hedging.

Treasury Product(s) Facility (ERL2) (For Borrowing Group III)	:

Product: Interest Rate Swap

Notional Amount: HKD40,000,000

Terms and Conditions:

All transactions are subject to the terms of an ISDA Master Agreement between Broadway Precision Technology Limited and Sun Line Precision Limited and the Bank.

The Bank reserves the right at its absolute discretion to decide whether or not this facility may be utilised in any particular instance, to specify conditions on which it may be utilised and the terms of any individual transaction.

Treasury Product(s) facilities remain subject to the Bank's overriding right to call for cash cover on demand if in the Bank's view a negative foreign exchange position requires such cover. Further, the Bank may close out any or all of Broadway Precision Technology Limited and Sun Line Precision Limited's outstanding forward foreign exchange contracts and demand settlement of the balance due.

In consideration of the Bank's provision of / transacting the Products to / with Broadway Precision Technology Limited and Sun Line Precision Limited, Broadway Precision Technology Limited and Sun Line Precision Limited hereby undertakes to the Bank that the Broadway Precision Technology Limited and Sun Line Precision Limited's engagement of the Products with the Bank are for genuine hedging purpose and will not constitute over hedging.

6

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

Term Loan Facility (TL1)	:	Loan Account Nos.:	(1) XXXXXXXX
(For Borrowing Group II)			(2) XXXXXXXX

Outstanding Loan Amount:
(1) HKD4,800,000 as of 23 November 2012
(2) HKD15,200,000 as of 23 November 2012

Original Loan Amount: HKD40,000,000

		Final Maturity Date:	(1) 8 September 2014
(2) 8 September 2014

Interest Rate and Payment: 1.25% per annum over 1/2/3 month(s) HIBOR or the Bank’s Cost of Funds, whichever is higher as selected by Sun Line Industrial Limited and Broadway Industrial Holdings Limited or an all-in rate of 3.32% per per annum with Interest Rate Swap selected, whichever is higher. Interest shall be payable at the end of each interest period. No Interest Period shall extend beyond the Final Maturity Date.

Repayment: Principal is repaid by 16 quarterly instalments, commencing 3 months after drawdown.

All sums which may become due to the Bank from time to time in respect of this facility (including but not limited to principal and interest) are to be directly debited from the account maintained with the Bank.

Prepayment: Prepayment (in whole or in part) is allowed provided that the Bank receives 7 Business Days' prior written notice and such prepayment is made on an interest payment date.

Term Loan Facility (TL2) (For Borrowing Group III)

Loan Amount: HKD20,000,000 or Equivalent to the outstanding loan balance under loan A/C no. XXXXXXXX whichever is lower.

Purpose: For refinancing of TL1 facility

Final Maturity Date: 8 September 2014

Drawdown Availability Period: Within 3 months from the date of this letter.

7

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

Drawdown: Drawdown can be made on any interest payment day of TL1 facility within the availability period by giving the Bank three Business Days prior written notice and the drawdown may be in one lump sum.

Interest Rate and Payment:
The rate of interest shall be:-
(i) 1.25% per annum over 1/2/3 month(s) HIBOR or the Bank's Cost of Funds, whichever is higher as selected by Broadway Precision Technology Limited and/or Sun Line Precision Limited, or
(ii) an all-in rate of 3.32% per annum with Interest Rate Swap selected, whichever is higher

Interest shall be payable at the end of each interest period. No Interest Period shall extend beyond the Final Maturity Date.

Repayment: Principal is repaid by 8 quarterly instalments, commencing from 7 March 2013.

All sums which may become due to the Bank from time to time in respect of this facility (including but not limited to principal and interest) are to be directly debited from the account maintained with the Bank.

Prepayment: Prepayment (in whole or in part) is allowed provided that the Bank receives 7 Business Days' prior written notice and such prepayment is made on an interest payment date.

4.	Security

The availability of the Facilities is conditional upon the Bank’s receipt of the following documents in form and substance satisfactory to the Bank:-

For the Borrower

(1)	A Guarantee in the Bank's standard form for HKD10,140,000 from Sze-to Kin Sun.

(2)	A Guarantee in the Bank's standard form for HKD10,140,000 from Plastec International Holdings Limited.

8

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

For Allied Sun Corporation Limited

(1)	An ISDA Master Agreement, with an ISDA Schedule to the Master Agreement, made between Allied Sun Corporation Limited and the Bank.

For Sun Line Precision Limited

(1)	An ISDA Master Agreement, with an ISDA Schedule to the Master Agreement, made between Sun Line Precision Limited and the Bank.

For Broadway Precision Technology Limited

(1)	An ISDA Master Agreement, with an ISDA Schedule to the Master Agreement, made between Broadway Precision Technology Limited and the Bank.

For Broadway Precision Technology Limited and Sun Line Precision Limited

(1)	A Guarantee in the Bank's standard form for HKD22,600,000 from Sze-to Kin Sun.

(2)	A Guarantee in the Bank's standard form for HKD22,600,000 from Plastec International Holdings Limited.

The Borrower and the corporate guarantor(s) (if any) and the corporate security provider(s) (if any) shall provide certified true copies of any consent, license, approval or authorization of, or registration or declaration with any governmental authority, bureau or agency required in connection with the execution, delivery, performance, validity and enforceability of this facility and all other documents required by the Bank.

The Borrower and the corporate guarantor(s) (if any) and the corporate security provider(s) (if any) shall provide such other documents, items or evidence as the Bank may reasonably request from time to time.

The Bank shall continue to hold:-

For Broadway Industrial Holdings Limited and Sun Line Industrial Limited

(1)	Guarantee dated 12 August 2010 for HKD50,000,000 from Plastec International Holdings Limited.

(2)	Guarantee dated 12 August 2010 for HKD50,000,000 from Sze-to Kin Sun,

For the Borrower

(1)	Guarantee dated 30 May 2012 for HKD50,000,000 from Plastec International Holdings Limited.

9

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

(2)	Guarantee dated 30 May 2012 for HKD50,000,000 from Sze-to Kin Sun.

For Broadway Industrial Holdings Limited

(1)	ISDA Master Agreement, with the ISDA Schedule to the Master Agreement, dated 18 August 2010 made between Broadway Industrial Holdings Limited and the Bank.

For Sun Line Industrial Limited

(1)	ISDA Master Agreement, with the ISDA Schedule to the Master Agreement, dated 18 August 2010 made between Sun Line Industrial Limited and the Bank.

5.	Undertakings

The Borrower and the under-mentioned undertaking parties (if any) shall continue to undertake to the Bank as follows:-

(1)	The Borrower undertakes that for any Facilities denominated in Renminbi (if any), it will not directly or indirectly on-lend the proceeds of such Facilities to (i) any individuals and (ii) any Designated Business Customers if the proceeds of such Facilities (or any other Renminbi proceeds derived therefrom) are directly or indirectly credited to Renminbi accounts for the category of Designated Business Customers which are maintained for limited purposes of handling Renminbi cashnotes obtained in their ordinary course of business as Designated Business Customers and for Renminbi bond investment.

"Designated Business Customers" means establishments that have had a business relationship with a Hong Kong Renminbi business participating bank for more than three years which engage in commercial retail, catering, accommodation, transportation services, communications services, medical services, or educational services, including such establishments that have had a business relationship with such participating bank for less than three years, but with concrete evidence to show that they have the actual relevant business background.

The Borrower shall and agree to indemnify the Bank for all losses and liabilities incurred or suffered by the Bank arising out of or in connection with any breach of the above undertaking by the Borrower.

(2)	The Borrower and the corporate guarantor(s) (if any) shall provide to the Bank a certified copy of its annual audited accounts/financial statements within 270 days after the end of each financial year and such other relevant financial information as the Bank may from time to time reasonably request.

10

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

(3)	Each of the Borrower and the corporate guarantor(s) (if any) and the corporate security provider(s) (if any) shall immediately inform the Bank once there are changes of its directors or beneficial shareholders or amendment to its memorandum and articles of association or equivalent constitutional documents and shall ensure that such changes/amendment are updated in the company registry of its place of incorporation promptly.

6.	Fees

Upon completing each review of the Facilities, the Bank is authorised to debit the current account maintained by the Borrower with the Bank for the facility review fee as the Bank may prescribe from time to time.

If applicable, a valuation fee shall be payable by the Borrower for the purpose of valuation of the property by surveyor appointed by the Bank in its sole discretion. The Bank is authorised to debit the current account maintained by the Borrower with the Bank for such valuation fee as the surveyor may charge, notwithstanding that the Borrower does not accept this Facility Letter, the Facilities are not made available due to the Borrower failing to comply with the terms and conditions set out in this Facility Letter, or the Facilities are cancelled or suspended at any time.

Section 83 of the Banking Ordinance

Section 83 of the Banking Ordinance (Cap. 155, Laws of Hong Kong) has imposed on us as a bank certain limitations on advances to persons related to our directors or employees. In accepting the Facilities, the Borrower should advise us whether the Borrower is in any way related to any of our directors or employees within the meaning of Section 83 and in the absence of such advice we will assume that the Borrower is not so related. We would also ask that if the Borrower becomes so related subsequent to accepting the Facilities, the Borrower should immediately advise us in writing.

Please note that in reviewing the application, we may make reference to the credit report(s) of the Borrower(s)/guarantor(s)/security provider(s) (as the case may be) from the credit reference agency(ies), If you wish to access the report(s) yourself, you can contact the credit reference agency(ies) directly at the following address:

Commercial credit reference agency:

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Tel: XXXXXXXX ; Fax: XXXXXXXX.

Please arrange for the enclosed copy of this letter to be signed by the Borrower and all guarantors and security providers of the Facilities and return the same to the Bank with Board Resolution(s) and Shareholder's Resolution(s) (if applicable) of the Borrower and all guarantors and security providers before 27 December 2012, failing which our offer shall lapse unless it is extended by us at our absolute discretion.

11

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

By accepting this Facility Letter, you would agree to channel all your remittance transactions and insurance arrangement to the Bank. Our Cash Management & Payment Services Department and Commercial Sales Department would contact you to offer our services on remittance and insurance respectively.

Should you have any queries, please do not hesitate to contact the following persons:-

Queries on	Name	Telephone No.
Banking arrangement	Ms. XXXXXXXX	XXXXXXXX
Factoring arrangement	Ms. XXXXXXXX	XXXXXXXX
Insurance	Mr. XXXXXXXX	XXXXXXXX
	Mr. XXXXXXXX	XXXXXXXX
Remittance	Mr. XXXXXXXX	XXXXXXXX
	Ms. XXXXXXXX	XXXXXXXX
	Remittance Hotline	21986919
Wealth management	Ms. XXXXXXXX	XXXXXXXX
Execution of documents	Documentation Hotline	21982094

Kindly return the accepted Facility Letter and executed documents to Credit Operations Manager, Credit Operations Department, L21, Tower 2, Enterprise Square V, 38 Wang Chiu Road, Kowloon Bay, Kowloon, Hong Kong.

We trust that you will make active use of the Facilities and are pleased to be of continued assistance.

Yours faithfully,

For Hang Seng Bank Limited

(Signed)	(Signed)
Authorized Signatory	Authorized Signatory
Senior Vice President	Vice President
Portfolio Management and Compliance	Portfolio Management and Compliance
Corporate and Commercial Banking	Corporate and Commercial Banking

VL/dc

12

Sun Line Industrial Limited

Our Ref: Commercial Banking - XXXXXXXXXXXXXXXXXX

I/We hereby accept the Facilities and agree to be bound by all the terms and conditions set out in this letter and the Standard Terms and Conditions for Banking Facilities, which I/we have read and understood.

(Signed by SZE-TO Kin Sun and NING Ho Leung)	(Signed by SZE-TO Kin Sun and NING Ho Leung)
Sun Line Industrial Limited	Allied Sun Corporation Limited

(Signed by SZE-TO Kin Sun
(Signed by SZE-TO Kin Sun)	and NING Ho Leung)
Broadway Industrial Holdings Limited	Broadway Precision Technology Limited

(Signed by SZE-TO Kin Sun
and NING Ho Leung)
Sun Line Precision Limited

I/We agree to act as guarantor/ security provider of the Facilities upon the terms and conditions set out in this letter and the Standard Terms and Conditions for Banking Facilities.

(Signed by SZE-TO Kin Sun
and NING Ho Leung)	(Signed)
Plastec International Holdings Limited	Sze-to Kin Sun

29 NOV 2012

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